DISTRIBUTION AGREEMENT


          This  Distribution   Agreement  dated  as  of  January  1,  2000  (the
"Agreement")   between   Intelligroup,    Inc.,   a   New   Jersey   corporation
("Intelligroup") and SeraNova, Inc., a New Jersey corporation ("SeraNova").

                              W I T N E S S E T H:


          WHEREAS, SeraNova is a wholly-owned Subsidiary of Intelligroup;

          WHEREAS, the Board of Directors of Intelligroup has determined that it is in the best interest of Intelligroup, its shareholders and SeraNova to distribute to the holders of shares of Common Stock, par value $.01 per share, of Intelligroup (the "Intelligroup Common Stock") all of the outstanding shares of Common Stock, par value $.01 per share, of SeraNova (the "SeraNova Common Stock") owned by Intelligroup;

          WHEREAS, the Distribution is intended to qualify as a tax-free spin-off under Section 355 of the Internal Revenue Code of 1986, as amended; and

          WHEREAS, the parties hereto have determined that it is necessary and desirable to set forth the principal corporate transactions required to effect the Distribution and to set forth other agreements that will govern certain other matters prior to or following the Distribution;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound thereby, the parties hereto agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

          Section 1.1. Definitions. The following terms, as used herein, have the following meanings:

          "Action"  means  any  claim,  suit,  action,   arbitration,   inquiry,
investigation or other proceeding by or before any court, governmental or other regulatory or administrative agency or commission or any other tribunal.

          "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such other Person. For the purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of this Agreement, no member of one Group shall be treated as an Affiliate of any member of either of the other Groups.

          "Azimuth Companies" means, collectively, Azimuth Consulting, Azimuth Corporation, Azimuth Holdings, Braithwaite Richmond and each Subsidiary of the Azimuth Companies.

          "Azimuth Consulting" means Azimuth Consulting Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup.

          "Azimuth Corporation" means Azimuth Corporation Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup.

          "Azimuth Holdings" means Azimuth Holdings Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup.

          "Braithwaite   Richmond"  means  Braithwaite   Richmond   Limited,   a
corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Distribution"   means  the   distribution   by  Intelligroup  on  the
Distribution Date of the SeraNova Common Stock owned by Intelligroup to the holders of Intelligroup Common Stock as of the Record Date.

          "Distribution Agent" means American Stock Transfer & Trust Company.

          "Distribution   Date"  means  the   business   day  as  of  which  the
Distribution shall be effected.

          "Distribution Documents" means all of the agreements and other documents entered into in connection with the Distribution or the other transactions contemplated hereby, including, without limitation, this Agreement, the Contribution Agreement, Tax Sharing Agreement, Services Agreement and Space Sharing Agreement.

          "Effective Time" means immediately prior to the close of business on the Distribution Date.

          "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, permits, licenses and governmental restrictions, whether now or hereafter in effect, relating to the environment, the effect of the environment on human health or to emissions, discharges, releases, manufacturing, storage, processing, distribution, use, treatment, disposal, transportation or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic, radioactive or hazardous substances or wastes or the clean-up or other remediation thereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Finally Determined" means, with respect to any Action or other matter, that the outcome or resolution of such Action or matter has been judicially determined by judgment or order not subject to further appeal or discretionary review (or, in the case of any matter required to be resolved by arbitration in accordance with Section 8.11, that the outcome or resolution of such matter has been determined thereunder).

          "Group" means, as the context requires, the SeraNova Group or the Intelligroup Group.

          "Indemnified Party" has the meaning set forth in Section 4.4.

          "Indemnifying Party" has the meaning set forth in Section 4.4.

          "Intelligroup Business" means the Internet solutions provider business conducted primarily by Intelligroup's Internet Solutions Group.

          "Intelligroup Common Stock" has the meaning set forth in the second recital hereto.

          "Intelligroup Group" means Intelligroup and its Subsidiaries (other than any member of the SeraNova Group).

          "Intelligroup Indemnitees" has the meaning set forth in Section 4.1.

          "Intelligroup India" means Intelligroup India Private Limited., a corporation formed pursuant to the laws of India and a wholly-owned subsidiary of Intelligroup.

          "Intelligroup Liabilities" means all (i) Liabilities of the Intelligroup Group under this Agreement or the other Distribution Documents,
(ii) except as otherwise specifically provided herein or in any other Distribution Document, other Liabilities, whether arising before, on or after The Distribution Date, of the parties hereto (or their respective Subsidiaries) to the extent such Liabilities arise primarily from or relate primarily to the management or conduct of the Intelligroup Business prior to the Effective Time (the Liabilities listed in clauses (i) and (ii) are collectively referred to as "True Intelligroup Liabilities") and (iii) that percentage of the Shared
Liabilities that are clearly attributable, or attributable by means of a reasonable apportionment to the Intelligroup Group. The Intelligroup Liabilities 1999 included in Intelligroup's quarterly report on Form 10-Q for the quarter ended on such date other than the SeraNova Balance Sheet Liabilities.

          "Liabilities" means any and all claims, debts, liabilities and obligations, absolute or contingent, matured or not matured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including all costs and expenses relating thereto, and including, without limitation, those debts, liabilities and obligations arising under this Agreement, any law (including Environmental Laws), rule, regulation, any action, order, injunction or consent decree of any governmental agency or entity, or any award of any arbitrator of any kind, and those arising under any agreement, commitment or undertaking.

          "Losses" means, with respect to any Person, any and all damage, loss, liability and expense incurred or suffered by such Person (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any and all Actions or threatened Actions).

          "Managing Party" has the meaning set forth in Section 4.6.

          "Nasdaq" means the Nasdaq Stock Market.

          "Netpub" means Network Publishing, Inc., a Utah corporation and wholly-owned subsidiary of Intelligroup.

          "Participating Party" has the meaning set forth in Section 4.6.

          "Person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a governmental or political subdivision or an agency or instrumentality thereof.

          "Pre-Distribution Policy" has the meaning set forth in Section 7.4.

          "Record Date" means the date determined by Intelligroup's Board of Directors (or determined by a committee of such Board of Directors or by any person pursuant to authority delegated to such committee or such person) as the record date for determining the holders of Intelligroup Common Stock entitled to receive SeraNova Common Stock pursuant to the Distribution.

          "Representatives" has the meaning set forth in Section 6.6.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "SeraNova Balance Sheet Liabilities" has the meaning set forth in this
Section 1.1 in the definition of "SeraNova Liabilities."

          "SeraNova   Business"   means  the  business  of  providing   Internet
solutions.

          "SeraNova Common Stock" has the meaning set forth in the second recital hereto.

          "SeraNova Form 10" means the registration statement on Form 10 filed by SeraNova with the SEC on or about January 27, 1999, to effect the registration of SeraNova Common Stock pursuant to the Exchange Act in connection with the Distribution, as such registration statement may be amended from time to time.

          "SeraNova Group" means SeraNova and its Subsidiaries as of (and, except where the context clearly indicates otherwise, after) the Effective Time (including all predecessors to such Persons). The members of the SeraNova Group are SeraNova, SeraNova Limited, NetPub, the Azimuth Companies and Intelligroup India.

          "SeraNova Indemnitees" has the meaning set forth in Section 4.2.

          "SeraNova Information Statement" means the information statement that forms a part of the SeraNova Form 10 and is to be sent to each holder of Intelligroup Common Stock in connection with the Distribution.

          "SeraNova Liabilities" means all (i) Liabilities of the SeraNova Group under this Agreement or the other Distribution Documents, (ii) except as otherwise specifically provided herein or in any other Distribution Document, other Liabilities, whether arising before, on or after the Distribution Date, of the parties hereto (or their respective Subsidiaries) to the extent such Liabilities arise primarily from or relate primarily to the management or conduct of the SeraNova Business (other than Shared Corporate Liabilities) prior to the Effective Time (the Liabilities listed in clauses (i) and (ii) are collectively referred to as "True SeraNova Liabilities") and (iii) that percentage of the Shared Liabilities that are clearly attributable, or attributable by means of a reasonable apportionment to the SeraNova Group. The SeraNova Liabilities include all Liabilities set forth on the balance sheet of SeraNova as of September 30, 1999 included in the SeraNova Information Statement (the "SeraNova Balance Sheet Liabilities").

          "Services Agreement" means the Services Agreement by and between Intelligroup, Inc. and SeraNova, Inc. dated as of January 1, 2000.

          "Shared Liability" means any Liability (whether arising before, on or after the Distribution Date) of the parties hereto or their respective Subsidiaries which (i) arises from or relates to the management or conduct prior to the Effective Time of the businesses of Intelligroup and its Subsidiaries and
(ii) is not a True Intelligroup Liability or a True SeraNova Liability. Shared Liabilities include, without limitation, Liabilities listed on Schedule 1.1 hereto.

          "Shared Liability Claim" has the meaning set forth in Section 4.6.

          "Space Sharing Agreement" means the Space Sharing Agreement by and between Intelligroup, Inc. and SeraNova, Inc. dated as of January 1, 2000.

          "Subsidiary" means, with respect to any Person, any other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

          "Tax" means Tax as such term is defined in the Tax Sharing Agreement.

          "Tax Sharing Agreement" means the Tax Sharing Agreement Agreement by and between Intelligroup, Inc. and SeraNova, Inc. dated as of January 1, 2000.

          "Third-Party Claim" has the meaning set forth in Section 4.5.

          "True  Intelligroup  Liabilities"  has the  meaning  set forth in this
Section 1.1 in the definition of "Intelligroup Liabilities."

          "True SeraNova  Liabilities" has the meaning set forth in this Section
1.1 in the definition of "SeraNova Liabilities."

                                   ARTICLE 2.
                 CERTAIN ACTIONS PRIOR TO THE DISTRIBUTION DATE

          Section 2.1. Certificate of Incorporation; By-laws. Intelligroup and SeraNova shall take all action necessary so that, at the Distribution Date, the Amended and Restated Certificate of Incorporation and By-laws of SeraNova shall be in the forms attached hereto as Schedule 2.1(a) and Schedule 2.1(b), respectively.

          Section 2.2. Issuance of Stock. Prior to or as of the Distribution Date, the parties hereto shall take all steps necessary to reclassify the outstanding shares of SeraNova Common Stock so that, except as otherwise contemplated by this Agreement, immediately prior to or as of the Distribution Date the number of shares of SeraNova Common Stock outstanding and held by Intelligroup shall be equal to one to one (1/1) the number of shares of Intelligroup Common Stock outstanding on the Record Date.

          Section 2.3. Transfer of Certain Other Assets and Assumption of Liabilities. Effective prior to or as of the Distribution Date or as soon as practicable after the Distribution Date, subject to receipt of any necessary consents or approvals of third parties or of governmental or regulatory agencies or authorities and subject to Section 7.2, Intelligroup shall, or shall cause the relevant member of the Intelligroup Group to, assign, contribute, convey, transfer and deliver to SeraNova or to one or more members of the SeraNova Group
(a) all of the right, title and interest of Intelligroup or such member of the Intelligroup Group in and to all assets (including all agreements), if any, held by any member of the Intelligroup Group that relate predominantly to the SeraNova Business and (b) all of the shares of capital stock of NetPub, the Azimuth Companies, and Intelligroup India and SeraNova shall, or shall cause such member or members of the SeraNova Group to, assume and take transfer of all liabilities associated with such assets.

          Section 2.4. Conduct of Business Pending the Distribution Date. Each of the parties hereto agrees that from the date hereof until the Distribution Date, except as otherwise contemplated by this Agreement, it will use its best efforts to carry on the Intelligroup Business diligently in the ordinary course and substantially in the same manner as heretofore conducted and to preserve intact the business organization and goodwill of the Intelligroup Business (including using its best efforts to cause its Subsidiaries to take such actions.

          Section 2.5. Refinancing. Each of the parties hereto agrees that it will use reasonable efforts to obtain, prior to the Distribution Date, all necessary consents, waivers or amendments to each bank credit agreement, debt security or other financing facility to which it and its Subsidiaries is a party or by which it or any of its Subsidiaries is bound, or to refinance such agreement, security or facility, in each case on terms satisfactory to Intelligroup and

SeraNova and to the extent necessary to permit the Distribution to be consummated without any material breach of the terms of such agreement, security or facility.

          Section 2.6. Registration and Listing. Prior to the Distribution Date (a) Intelligroup and SeraNova shall prepare the SeraNova Information
Statement and the SeraNova Form 10. SeraNova shall file the SeraNova Form 10 with the SEC. Intelligroup and SeraNova shall use reasonable efforts to cause the SeraNova Form 10 to become effective under the Exchange Act as promptly as reasonably practicable. Intelligroup and SeraNova shall prepare the SeraNova Information Statement; and after the SeraNova Form 10 becomes effective, Intelligroup shall cause the SeraNova Information Statement to be mailed to the holders of Intelligroup Common Stock as of the Record Date.

          (b) The parties shall use their best efforts to take all such action as may be necessary or appropriate under state securities and "blue sky" laws in connection with the transactions contemplated by this Agreement.

          (c) Intelligroup and SeraNova shall prepare, and SeraNova shall file and seek to make effective, an application for the trading of the SeraNova Common Stock on Nasdaq, subject to official notice of issuance.

          (d) Intelligroup and SeraNova shall cooperate in preparing, filing with the SEC and causing to become effective any registration statements or amendments thereto that are appropriate to reflect the establishment of or amendments to any employee benefit and other plans contemplated by this Agreement.

                                   ARTICLE 3.
                                THE DISTRIBUTION

          Section 3.1. Intelligroup Board Action; Conditions Precedent. (a) Intelligroup's Board of Directors shall, in its discretion, establish (or delegate authority to establish) the Record Date and the Distribution Date and any appropriate procedures in connection with the Distribution. In no event shall the Distribution occur unless the following conditions shall have been and continue to be satisfied:

          (i) The transactions contemplated by Sections 2.1, 2.2, 2.3, 2.4, 2.5, and 2.6 shall have been consummated in all material respects;

          (ii) the SeraNova Form l0 shall have become effective under the Exchange Act and no stop order with respect thereto shall be in effect;

          (iii) the SeraNova Common Stock to be delivered in the Distribution shall have been approved for trading on Nasdaq, subject to official notice of issuance;

          (iv)   the Board of Directors of Intelligroup  shall be satisfied that
(a) at the time of the Distribution and after giving effect to the Distribution and other related transactions, Intelligroup will not be insolvent (in that, both before and immediately following the

Distribution, (i) the fair market value of Intelligroup's assets would exceed Intelligroup's liabilities, (ii) Intelligroup would be able to pay its liabilities as they mature and become absolute and (iii) Intelligroup would not have unreasonably small capital with which to engage in its business) and (b) the Distribution shall be payable in accordance with applicable law;

          (v) Intelligroup's Board of Directors shall have approved the Distribution and shall not have abandoned, deferred or modified the Distribution at any time prior to the Distribution Date;

          (vi) SeraNova shall take such action as is necessary such that its Board of Directors is comprised of those individuals named as directors in the SeraNova Information Statement.

          (vii)  The  Contribution  Agreement,   Tax  Sharing  Agreement,  Space
Sharing Agreement and Services Agreement shall have been duly executed and delivered by the parties thereto;

          (viii) All authorizations, consents, approvals and clearances of all federal, state, local and foreign governmental agencies required to permit the valid consummation by the parties hereto of the transactions contemplated by this Agreement shall have been obtained; and no such authorization, consent, approval or clearance shall contain any conditions which would have a material adverse effect on (a) the Intelligroup Business, (b) the assets, results of operations or financial condition of the Intelligroup Group, in each case taken as a whole, or (c) the ability of Intelligroup or SeraNova to perform its obligations under this Agreement; and all statutory requirements for such valid consummation shall have been fulfilled;

          (ix) No preliminary or permanent injunction or other order, ruling or decree issued by a court of competent jurisdiction or by a government, regulatory or administrative agency or commission, and no statute, rule, regulation or executive order promulgated or enacted by governmental authority, shall be in effect preventing the payment of the Distribution;

          (x) All necessary consents, amendments or waivers to each bank credit agreement, debt security or other financing facility to which any member of the Intelligroup Group is a party or by which any such member is bound shall have been obtained, or each such agreement, security or facility shall have been refinanced, in each case on terms satisfactory to Intelligroup and SeraNova and to the extent necessary to permit the Distribution to be consummated without any material breach of the terms of such agreement, security or facility; and

          (xi) Intelligroup shall have received an opinion from Arthur Andersen LLP, substantially in the form attached hereto as Exhibit Schedule 3.1(xi) that the Distribution should be tax-free to Intelligroup and to U.S. stockholders of the Intelligroup Common Stock.

          (b) Any determination made by the Board of Directors of Intelligroup in good faith prior to the Distribution Date concerning the satisfaction or waiver of any or all of the conditions set forth in this Section
3.1 shall be conclusive.

          Section 3.2. The Distribution. Subject to the terms and conditions set forth in this Agreement, (i) prior to the Distribution Date, Intelligroup shall deliver to the Distribution Agent for the benefit of holders of record of Intelligroup Common Stock on the Record Date, stock certificates, endorsed by Intelligroup in blank, representing all of the then-outstanding shares of SeraNova Common Stock owned by Intelligroup, (ii) the Distribution shall be effective as of the close of business, New York City time, on the Distribution Date and (iii) Intelligroup shall instruct the Distribution Agent to distribute, on or as soon as practicable after the Distribution Date, to each holder of record of Intelligroup Common Stock as of the Record Date one share of SeraNova Common Stock for each one share of Intelligroup Common Stock so held. SeraNova agrees to provide all certificates for shares of SeraNova Common Stock that Intelligroup shall require (after giving effect to Section 3.4) in order to effect the Distribution.

          Section 3.3. Stock Dividends to Intelligroup. On or prior to the Distribution Date, SeraNova shall issue to Intelligroup as a stock dividend the number of shares of SeraNova Common Stock as required to effect the Distribution, as certified by the Distribution Agent. In connection therewith, Intelligroup shall deliver to SeraNova for cancellation the share certificate currently held by it representing SeraNova Common Stock.

          Section 3.4. Fractional Shares. No certificates representing fractional shares of SeraNova Common Stock will be distributed in the Distribution. The Distribution Agent will be directed to determine the number of whole shares and fractional shares of SeraNova Common Stock allocable to each holder of Intelligroup Common Stock as of the Record Date. Upon the determination by the Distribution Agent of such number of fractional shares, as soon as practicable after the Distribution Date, the Distribution Agent, acting on behalf of the holders thereof, shall sell such fractional shares for cash on the open market and shall disburse the appropriate portion of the resulting cash proceeds (net of any costs of selling the fractional shares) to each holder entitled thereto.

                                   ARTICLE 4.
                                 INDEMNIFICATION

          Section 4.1. SeraNova Indemnification of the Intelligroup Group. (a) Subject to Section 4.3, on and after the Distribution Date, SeraNova shall indemnify, defend and hold harmless the Intelligroup Group and the respective directors, officers, employees and Affiliates of each Person in the Intelligroup Group (the "Intelligroup Indemnitees") from and against any and all Losses incurred or suffered by any of the Intelligroup Indemnitees (1) arising out of, or due to the failure of any Person in the SeraNova Group to pay, perform or otherwise discharge, any of the SeraNova Liabilities and (2) arising out of the breach by any member of the SeraNova Group of any obligation under this Agreement or any of the other Distribution Documents. This indemnification is not intended to, and should not be construed as, limiting or amending SeraNova's indemnification obligations defined in any of the other Distribution Documents.

          (b) Subject to Section 4.3, SeraNova shall indemnify, defend and hold harmless each of the Intelligroup Indemnitees and each Person, if any, who controls any Intelligroup Indemnitee within the meaning of either Section 15 of the Securities Act or Section

20 of the Exchange Act from and against any and all Losses caused by any untrue statement or alleged untrue statement of a material fact contained in the SeraNova Form 10 or any amendment thereof or the SeraNova Information Statement (as amended or supplemented), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to SeraNova in writing by Intelligroup expressly for use therein.

          Section 4.2. Intelligroup Indemnification of SeraNova Group. (a) Subject to Section 4.3, on and after the Distribution Date, Intelligroup shall indemnify, defend and hold harmless the SeraNova Group and the respective directors, officers, employees and Affiliates of each Person in the SeraNova Group (the "SeraNova Indemnitees") from and against any and all Losses incurred or suffered by any of the SeraNova Indemnitees, (1) arising out of, or due to the failure of any Person in the Intelligroup Group to pay, perform or otherwise discharge, any of the Intelligroup Liabilities and (2) arising from any breach by any member of the Intelligroup Group of any obligation made under this Agreement or any of the other Distribution Documents. This indemnification is not intended to, and should not be construed as, limiting or amending Intelligroup's indemnification obligations defined in any of the other Distribution Documents.

          (b) Subject to Section 4.3, Intelligroup shall indemnify, defend and hold harmless each of the SeraNova Indemnitees and each Person, if any, who controls any SeraNova Indemnitee within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by any untrue statement or alleged untrue statement of a material fact contained in the SeraNova Form 10 or any amendment thereof or in the SeraNova Information Statement (as amended or supplemented), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to SeraNova in writing by Intelligroup expressly for use therein.

          Section 4.3. Insurance; Third-Party Obligations. Any indemnification pursuant to Section 4.1 or 4.2 shall be paid net of the amount of any insurance or other amounts that would be payable by any third party to the Indemnified Party (as defined below) in the absence of this Agreement (irrespective of time of receipt of such insurance or other amounts) and net of any Tax Benefit (as defined in the Tax Sharing Agreement) to the Indemnified Party attributable to the relevant payment or Liability. It is expressly agreed that no insurer or any other third party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, (ii) relieved of the responsibility to pay any claims to which it is obligated or
(iii) entitled to any subrogation rights with respect to any obligation hereunder.

          Section 4.4. Notice and Payment of Claims. If any Intelligroup Indemnitee or SeraNova Indemnitee (the "Indemnified Party") determines that it is or may be entitled to indemnification by any party (the "Indemnifying Party") under Article 4 (other than in connection with any Action subject to Section 4.5 or 4.6), the Indemnified Party shall deliver to the

Indemnifying Party a written notice specifying, to the extent reasonably practicable, the basis for its claim for indemnification and the amount for which the Indemnified Party reasonably believes it is entitled to be indemnified. Within 30 days after receipt of such notice, the Indemnifying Party shall pay the Indemnified Party such amount in cash or other immediately available funds unless the Indemnifying Party objects to the claim for indemnification or the amount thereof. If the Indemnifying Party does not give the Indemnified Party written notice objecting to such indemnity claim and setting forth the grounds therefor within such 30-day period, the Indemnifying Party shall be deemed to have acknowledged its liability for such claim and the Indemnified Party may exercise any and all of its rights under applicable law to collect such amount. In the event of such a timely objection by the Indemnifying Party, the amount, if any, that is Finally Determined to be required to be paid by the Indemnifying Party in respect of such indemnity claim shall be paid by the Indemnifying Party to the Indemnified Party in cash within 15 days after such indemnity claim has been so Finally Determined.

          Section 4.5. Notice and Defense of Third-Party Claims Other Than Those for Shared Liabilities. Promptly following the earlier of (i) receipt of notice of the commencement by a third party of any Action against or otherwise involving any Indemnified Party or (ii) receipt of information from a third party alleging the existence of a claim against an Indemnified Party, in either case, with respect to which indemnification may be sought pursuant to this Agreement (a "Third-Party Claim"), the Indemnified Party shall give the Indemnifying Party written notice thereof. The failure of the Indemnified Party to give notice as provided in this Section 4.5 shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party is prejudiced by such failure to give notice. Within 30 days after receipt of such notice, the Indemnifying Party may (i) by giving written notice thereof to the Indemnified Party, acknowledge liability for such indemnification claim and at its option elect to assume the defense of such Third-Party Claim at its sole cost and expense or (ii) object to the claim for indemnification set forth in the notice delivered by the Indemnified Party pursuant to the first sentence of this Section 4.5; provided that if the Indemnifying Party does not within such 30-day period give the Indemnified Party written notice objecting to such indemnification claim and setting forth the grounds therefor, the Indemnifying Party shall be deemed to have acknowledged its liability for such indemnification claim. If the Indemnifying Party has acknowledged liability and elected to assume the defense of a Third-Party Claim,
(x) the defense shall be conducted by counsel retained by the Indemnifying Party and reasonably satisfactory to the Indemnified Party, provided that the Indemnified Party shall have the right to participate in such proceedings and to be represented by counsel of its own choosing at the Indemnified Party's sole cost and expense; and (y) the Indemnifying Party may settle or compromise the Third-Party Claim without the prior written consent of the Indemnified Party so long as such settlement includes an unconditional release of the Indemnified Party from all claims that are the subject of such Third-Party Claim, provided that the Indemnifying Party may not agree to any such settlement pursuant to which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld. If the Indemnifying Party does not assume the defense of a Third-Party Claim for which it has acknowledged liability for indemnification hereunder, the Indemnified Party will act in good faith with respect thereto and may require the Indemnifying Party to reimburse it on a current basis for its reasonable expenses of investigation, reasonable attorneys' fees and reasonable out-of-pocket expenses incurred in defending against such Third-Party Claim and the Indemnifying Party shall be bound by the result obtained with respect thereto by the Indemnified Party; provided that the Indemnifying Party shall not be liable for any settlement effected without its consent, which consent shall not be unreasonably withheld. If the Indemnifying Party objects to a claim for indemnification, (a) the Indemnifying Party shall not be entitled to assume the defense of the related Third-Party Claim, (b) the Indemnified Party shall act in good faith with respect to such Third-Party Claim, (c) the dispute as to whether the Indemnified Party is entitled to indemnification hereunder shall be resolved in accordance with Section 8.11 if it is determined that the Indemnified Party is entitled to indemnification hereunder, the Indemnifying Party will be responsible for all Losses of the Indemnified Party arising from such Third-Party Claim. The Indemnifying Party shall pay to the Indemnified Party in cash the amount, if any, for which the Indemnified Party is entitled to be indemnified hereunder within 15 days after such Third-Party Claim has been Finally Determined, in the case of a Third-Party Claim as to which the Indemnifying Party has acknowledged liability or, in the case of any Third-Party Claim as to which the Indemnifying Party has not acknowledged liability, within 15 days after such Indemnifying Party's objection to liability hereunder has been Finally Determined to be unfounded. This Section 4.5 shall govern all claims under this Article 4 for indemnification against Third-Party Claims except Third-Party Claims in respect of Shared Liabilities, as to which Section 4.6 shall govern.

          Section 4.6. Notice and Defense of Third-Party Claims for Shared Liabilities. Promptly following the earlier of (i) receipt of notice of the commencement of a Third-Party Claim in respect of a Shared Liability (a "Shared Liability Claim") or (ii) receipt of information from a third party alleging the existence of a Shared Liability Claim, the party receiving such notice or information shall give the other parties written notice thereof. The failure of the party receiving notice or information with respect to a Shared Liability Claim in respect to give notice as provided in this Section 4.6 shall not relieve another party of its indemnification obligations under this Agreement with respect thereto, except to the extent that such party is prejudiced by such failure to give notice.

          Each party hereto shall be entitled to participate in the defense of such Shared Liability Claim if either the Shared Liability Claim has been asserted or threatened against such party or such party has acknowledged in writing its obligation to bear a portion of the potential liability in respect of such Shared Liability Claim. (Each party that is so entitled to participate in the  defense  of such  Shared  Liability  Claim is  referred  to  herein as a
"Participating Party".) Without limiting the terms of Sections 4.1(a) and 4.2(a), the party against whom the Shared Liability Claim is made shall have management and administrative responsibility in respect thereof; provided that if SeraNova is a Participating Party it shall have management and administrative responsibility in respect thereof. The party responsible for the management and administration of a Shared Liability Claim is referred to herein as the "Managing Party" and such management and administrative responsibility shall entail the defense of such Shared Liability Claim, negotiation with claimants and potential claimants (subject to the limitations in the following paragraph) and other reasonably related activities. The Managing Party shall retain counsel selected by it and reasonably satisfactory to the other Participating Parties, provided that the other Participating Parties shall have the right to participate in such proceedings and to be represented by counsel of its or their own choosing at its or their sole cost and expense. The legal or other expenses in respect of a Shared Liability Claim incurred by or on behalf of any person other than the Managing Party shall not be Losses for purposes of this Agreement. All parties hereto shall cooperate with the Managing Party and each other in the defense or prosecution of such Shared Liability Claim.

          In no event will the party against which the claim was made admit any liability with respect to, or settle, compromise or discharge, any Shared Liability Claim without the prior written consent of each other Participating Party; provided, however, that the party against which the claim was made may settle or compromise the Shared Liability Claim without the prior written consent of the other Participating Parties if such party releases each of the other Participating Parties from their respective indemnification obligations hereunder with respect to such Shared Liability Claim and such settlement, compromise or discharge would not otherwise adversely affect the other Participating Parties. The Managing Party shall act in good faith with respect to the Shared Liability Claim and may require the other parties to reimburse it on a current basis for its reasonable expenses of investigation, reasonable attorneys' fees and reasonable out-of-pocket expenses incurred in defending against such Shared Liability Claim, and the other parties shall be bound by the result obtained with respect thereto; provided that a Participating Party shall not be liable for any settlement effected without its consent, which consent shall not be unreasonably withheld. If a party objects to, or does not within 30
                                    ------------------        ------------------
days of notice acknowledge in writing its indemnification  obligations hereunder
----
in respect of a portion of the liability for a Shared Liability Claim, (a) such party shall not be entitled to participate in the defense of such Shared Liability Claim, and (b) the dispute as to whether such party is required to provide indemnification hereunder with respect thereto shall be resolved in accordance with Section 8.11 hereof. Each Indemnifying Party in respect of a Shared Liability Claim shall pay to the Indemnified Party in cash the amount, if any, for which the Indemnified Party is entitled to be indemnified hereunder by such Indemnifying Party within 15 days after such Shared Liability Claim has been Finally Determined, in the case of a Shared Liability Claim as to which the Indemnifying Party has acknowledged liability or, in the case of any Shared Liability Claim as to which the Indemnifying Party has not acknowledged liability, within 15 days after such Indemnifying Party's objection to liability hereunder has been Finally Determined to be unfounded.

          Section 4.7. Contribution. If for any reason the indemnification provided for in Section 4.1 or 4.2 is unavailable to any Indemnified Party, or insufficient to hold it harmless, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect all relevant equitable considerations.

          Section 4.8. Non-Exclusivity of Remedies. The remedies provided for in this Article 4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

                                   ARTICLE 5.
                                EMPLOYEE MATTERS

          Section 5.1. Employee Matters Generally. (a) Stock options outstanding under the Intelligroup Equity-Based Plans will be adjusted so that following the Distribution the exercise price of such options shall be adjusted to take into account the Distribution and to ensure that the aggregate intrinsic value of the adjusted Intelligroup options after the record date in respect of the Distribution is equal to or less than, the aggregate intrinsic value of the related Intelligroup option prior to the record date in respect of the Distribution.

          (b) In partial consideration for all Services provided or to be provided (including by any member of the SeraNova Group to any member of the Intelligroup Group or by any member of the Intelligroup Group to any member of the SeraNova Group) and other consideration provided pursuant to this Agreement (including the transfers of assets and assumptions of liabilities as provided herein), SeraNova and Intelligroup shall use their best efforts to accomplish the foregoing including, but not limited to, making such grants of options and issuing such shares of Intelligroup Common Stock and SeraNova Common Stock as may be required hereunder.

          (c) Intelligroup options held by SeraNova employees will cease to vest beyond those options vested as of the Distribution Date. Further, such vested options will be caused to expire 90 days after the Distribution Date.

          (d) Retained Employees (as defined in Section 5(a)(ii) of the Services Agreement executed contemporaneously with the execution of this Distribution Agreement) to whom Intelligroup options have previously been granted will be required to forfeit such options as follows, or will be ineligible for grants of SeraNova options:

          (i) as of the Distribution Date, all unvested options will be forfeited immediately; and

          (ii) vested options as of the Distribution Date, will be forfeited if not exercised within 90 days of such date.

                                   ARTICLE 6.
                              ACCESS TO INFORMATION

          Section 6.1. Provision of Corporate Records. Prior to or as soon as practicable following the Distribution Date, each Group shall provide or make available to each other Group all documents, contracts, books, records and data (including but not limited to minute books, stock registers, stock certificates and documents of title) in its possession relating to such other Group or such other Group's business and affairs; provided that if any such documents, contracts, books, records or data relate to both Groups or the business and operations of both Groups, each such Group shall provide or make available to the other Group true and complete copies of such documents, contracts, books, records or data.

          Section 6.2. Access to Information. From and after the Distribution Date, each Group shall afford promptly to each other Group and its accountants, counsel and other designated representatives reasonable access during normal business hours to all documents, contracts, books, records, computer data and other data in such Group's possession relating to such other Group or the business and affairs of such other Group (other than data and information subject to an attorney/client or other privilege), insofar as such access is reasonably required by such other Group, including, without limitation, for audit, accounting, litigation and disclosure and reporting purposes.

          Section 6.3. Litigation Cooperation. Each Group shall use reasonable efforts to make available, upon written request, its directors, officers, employees and representatives as witnesses to each other Group and its accountants, counsel, and other designated representatives, and shall otherwise cooperate with each other Group, to the extent reasonably required in connection with any legal, administrative or other proceedings arising out of any Group's business and operations prior to the Distribution Date in which the requesting party may from time to time be involved.

          Section 6.4. Reimbursement. Each Group providing information or witnesses to any other Group, or otherwise incurring any expense in connection with cooperating, under Sections 6.1, 6.2 or 6.3 shall be entitled to receive from the recipient thereof, upon the presentation of invoices therefor, payment for all costs and expenses as may be reasonably incurred in providing such information, witnesses or cooperation.

          Section 6.5. Retention of Records. Except as otherwise required by law or agreed to in writing, each party shall, and shall cause the members of its respective Group to, retain all information relating to any other Group's business and operations in accordance with the past practice of such party. Notwithstanding the foregoing, any party may destroy or otherwise dispose of any such information at any time, provided that, prior to such destruction or disposal, (i) such party shall provide not less than 90 days' prior written notice to the other parties, specifying the information proposed to be destroyed or disposed of, and (ii) if a recipient of such notice shall request in writing prior to the scheduled date for such destruction or disposal that any of the information proposed to be destroyed or disposed of be delivered to such requesting party, the party proposing the destruction or disposal shall promptly arrange for the delivery of such of the information as was requested at the expense of the requesting party or parties.

          Section 6.6. Confidentiality. Each party shall hold and shall cause its Affiliates and its and their respective directors, officers, employees, agents, consultants and advisors ("Representatives") to hold in strict confidence all information  concerning any other party or its Affiliates  unless
(i) such person is compelled to disclose such information by judicial or administrative process or, in the opinion of its counsel, by other requirements of law or (ii) such information can be shown to have been (A) in the public domain through no fault of such party or its Representatives or (B) lawfully acquired after the Distribution Date on a non-confidential basis from other sources. Notwithstanding the foregoing, such party may disclose such information to its Representatives so long as such Persons are informed by such party of the confidential nature of such information and are directed by such party to treat such information confidentially. If a party or any of its Representatives becomes legally compelled to disclose any documents or information subject to this Section 6.6, such party will promptly notify the other applicable party so that such other party may seek a protective order or other remedy or waive compliance with this
Section 6.6. If no such protective order or other remedy is obtained or waiver granted, the party subject to compulsion will furnish only that portion of the information which it is advised by counsel is legally required and will exercise its reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information. Each party agrees to be responsible for any breach of this Section 6.6 by its Representatives.

          Section 6.7. Inapplicability of Article 6 to Tax Matters. Notwithstanding anything to the contrary in Article 6, Article 6 shall not apply with respect to information, records and other matters relating to Taxes, all of which shall be governed by the Tax Sharing Agreement.

                                   ARTICLE 7.
                            CERTAIN OTHER AGREEMENTS

          Section 7.1. Further Assurances and Consents. In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto shall use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements or otherwise to consummate and make effective the transactions contemplated by this Agreement, including but not limited to using its reasonable efforts to obtain any consents and approvals and to make any filings and applications necessary or desirable in order to consummate the transactions contemplated by this
Agreement; provided that no party hereto shall be obligated to pay any consideration therefor (except for filing fees and other similar charges) to any third party from whom such consents or approvals are requested or to take any action or omit to take any action if the taking of or the omission to take such action would be unreasonably burdensome to the party, its Group or its Group's business.

          Section 7.2. Intellectual Property Rights and Licenses. Except as set forth in that certain Contribution Agreement by and between Intelligroup, Inc. and SeraNova, Inc. dated as of January 1, 2000, none of the Groups shall have any right or license in or to any technology, software, intellectual property (including any trademark, service mark, patent or copyright), know-how or other proprietary right owned, licensed or held for use by another Group.

          Section 7.3. Insurance. Notwithstanding anything contained herein or in any Distribution Document to the contrary, nothing contained herein or in any Distribution Document shall constitute an assignment or transfer of any insurance policy or the rights thereunder to the extent any such assignment or transfer would cause the coverage under such policy to be reduced. If any such assignment or transfer would result in such a reduction, the party that would have assigned or transferred such rights will enforce the rights thereunder for the benefit of the party to whom such assignment or transfer would have been made but for the effect of the preceding sentence and shall hold any payment received in respect thereof in trust for such party. Each party hereunder hereby appoints Intelligroup as its agent to administer any claim it or any member of its Group may have under any insurance policy held by Intelligroup or any of its Subsidiaries prior to the Distribution Date (each, a "Pre-Distribution Policy") with respect to any claim or occurrence arising prior to the Distribution Date. If, as a result of any retrospective loss adjustment, stop loss, deductible, coverage limit or other similar arrangement, any party (or any member of its Group) is required to make any payment in respect of, or is not paid the full amount it may claim under, any Pre-Distribution Policy, the amount of any such payment or shortfall shall be allocated among the parties hereto in an equitable manner as determined in good faith by SeraNova, and each party hereto shall make such payments to the other parties hereto as shall be required in order to effect such equitable allocation.

                                   ARTICLE 8.
                                  MISCELLANEOUS

          Section 8.1. Notices. All notices and other communications to any party hereunder shall be in writing (including telex, telecopy or similar writing) and shall be deemed given when received addressed as follows:

          If to Intelligroup, to:    Intelligroup, Inc.
                                     499 Thornall Street
                                     Edison, NJ 08837
                                     Telecopy: 732-362-2100
                                     Attention: Ashok Pandey,


          Copy to: Buchanan Ingersoll Professional Corporation 650 College Road East
                                     Princeton, NJ 08540
                                     Telecopy: 609-520-0360
                                     Attention: David J. Sorin

          If to SeraNova, to:        SeraNova, Inc.
                                     c/o Intelligroup, Inc.
                                     499 Thornall Street
                                     Edison, NJ 08837
                                     Telecopy: 732-362-2100
                                     Attention:  Rajkumar Koneru,

          Copy to: Buchanan Ingersoll Professional Corporation 650 College Road East
                                     Princeton, NJ 08540
                                     Telecopy: 609-520-0360
                                     Attention: David J. Sorin

          Any party may, by written notice so delivered to the other parties, change the address to which delivery of any notice shall thereafter be made. All such notices shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice shall be deemed not to have been received until the next succeeding business day in the place of receipt.

          Section 8.2. Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Intelligroup and SeraNova, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          Section 8.3. Expenses. Except as specifically provided otherwise in this Agreement or the Tax Sharing Agreement (including, without limitation, in Article 4, Sections 6.4, 6.5, and 8.7(c) and Schedule 5.1 of this Agreement), all costs and expenses incurred after the date hereof in connection with the preparation, execution and delivery of the Distribution Documents and the consummation of the Distribution and the other transactions contemplated hereby (including the fees and expenses of all counsel, accountants and financial and other advisors of each Group in connection therewith, and all expenses in connection with preparation, filing and printing of the SeraNova Form 10 and the SeraNova Information Statement) shall be Shared Liabilities; provided (i) that Intelligroup shall be responsible for and pay the fees, expenses and other amounts payable to the lenders in respect of Intelligroup's credit facilities and all other fees and expenses incurred in connection therewith (including the fees and expenses of Intelligroup's counsel in connection with the preparation and negotiation of all documentation relating to such credit facilities) and
(ii) that the SeraNova Group shall be responsible for and pay the fees, expenses and other amounts payable to the lenders under the SeraNova Group's credit facilities and all other fees and expenses incurred in connection therewith (including the fees and expenses of counsel to the SeraNova Group in connection with the preparation and negotiation of all documentation relating to such credit facilities).

          Section 8.4. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

          Section 8.5. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New Jersey (other than the laws regarding choice of laws and conflicts of laws) as to all matters, including matters of validity, construction, effect, performance and remedies.

          Section 8.6. Entire Agreement. This Agreement and the other Distribution Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof and thereof. No representation, inducement, promise, understanding, condition or warranty not set forth herein or in the other Distribution Documents has been made or relied upon by any party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. To the extent that the provisions of this Agreement are inconsistent with the provisions of any other Distribution Document, the provisions of such other Distribution Document shall prevail.

          Section 8.7.   Tax Sharing Agreement;  Setoff; Certain Transfer Taxes.
(a) Except as otherwise provided herein, this Agreement shall not govern any Tax, and any and all claims, losses, damages, demands, costs, expenses or liabilities relating to Taxes shall be exclusively governed by the Tax Sharing Agreement.

          (b) If, at the time any party hereto is required to make any payment to any other party under this Agreement, the party entitled to the payment owes the obligor any amount under this Agreement or the Tax Sharing Agreement, then such amounts shall be offset and the excess shall be paid by the party liable for such excess.

          (c) The party or parties that is or are required by applicable law to file any Return (as defined in the Tax Sharing Agreement) or make any payment with respect to any such Tax shall do so, and the other party or parties shall cooperate with respect thereto as necessary. The non-paying party or parties shall reimburse the paying party in accordance with this Section 8.7 within 5 business days after it or they receive notice of the payment of such Tax.

          Section 8.8. Existing Arrangements. Except as otherwise contemplated hereby or as set forth on Schedule 8.8, all prior agreements and arrangements, including those relating to goods, rights or services provided or licensed, between any member of one Group and any member of another Group shall be terminated effective as of the Distribution Date, if not theretofore terminated. No such agreements or arrangements shall be in effect after the Distribution Date unless embodied in the Distribution Documents or set forth in Schedule 8.8.

          Section 8.9. Termination Prior to the Distribution. The Intelligroup Board of Directors may at any time prior to the Distribution abandon the Distribution and, by notice to SeraNova, terminate this Agreement (whether or not the Intelligroup Board of Directors has theretofore approved this Agreement and/or the Distribution).

          Section 8.10.  Captions.   The   captions  herein   are  included  for
convenience of reference only and shall be ignored in the construction or interpretation hereof.

          Section 8.11. Arbitration; Dispute Resolution. Unless otherwise provided for in this Agreement, any conflict or disagreement arising out of the interpretation, implementation or compliance with the provisions of this Agreement shall be finally settled pursuant to the provisions of Article 6 (Arbitration; Dispute Resolution) of that certain Contribution Agreement by and between Intelligroup, Inc. and SeraNova, Inc. dated as of January 1, 2000, which provisions are incorporated herein by reference.

          Section 8.12. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          IN WITNESS WHEREOF the parties hereto have caused this Distribution Agreement to be duly executed by these respective authorized officers as of the date first above written.

                                                INTELLIGROUP, INC.


                                                By:  /s/ Ashok Pandey
                                                   -----------------------------
                                                Name:
                                                Title:


                                                SERANOVA, INC.


                                                By:  /s/ Raj Koneru
                                                   -----------------------------
                                                Name: Raj Koneru
                                                Title:     CEO

                                  SCHEDULE 1.1
                               SHARED LIABILITIES

          1.     Shared Corporate Liabilities.

          2. Liabilities under the Securities Act or the Exchange Act arising from acts or omissions of Intelligroup prior to the Distribution Date, other than Liabilities arising from the filing by Intelligroup of a Current Report on Form 8-K containing information on the Intelligroup Group.

                                 SCHEDULE 2.1(a)
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                OF SERANOVA, INC.

                    CERTIFICATE REQUIRED TO BE FILED WITH THE

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                 SERANOVA, INC.

          Pursuant to the provisions of Section 14A:9-5(5) of the New Jersey Business Corporations Act, the undersigned corporation hereby executes the following certificate:

          1.  The name of the corporation is SeraNova, Inc. (the "Corporation").

          2. The Amended and Restated Certificate of Incorporation was adopted by the Board of Directors of the Corporation on December 1, 1999 and by the sole shareholder of the Corporation on December 1, 1999.

          3. The number of shares of the Corporation entitled to vote on the Amended and Restated Certificate of Incorporation is 1,000 shares of Common Stock. All outstanding shares of Common Stock voted for the foregoing Amended and Restated Certificate of Incorporation and no shares of Common Stock voted against the foregoing Amended and Restated Certificate of Incorporation.

          4. The Amended and Restated Certificate of Incorporation restates, integrates and amends in its entirety the provisions of the Corporation's Certificate of Incorporation, as amended to date.

          IN WITNESS WHEREOF, the undersigned has signed this Certificate on behalf of the Corporation this 25th day of January, 2000.



                                     By: Rajkumar Koneru
                                         --------------------------------------
                                         Rajkumar Koneru, Chairman,
                                           Chief Executive Officer and President

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 SERANOVA, INC.

          Pursuant to Section 14A:9-5 of the New Jersey Business Corporation Act (the "Act"), the undersigned corporation hereby executes this Amended and Restated Certificate of Incorporation.

          FIRST:    The  name  of the   Corporation   is  SeraNova,   Inc.  (the
"Corporation").

          SECOND:   The  purpose  or  purposes  for  which  the  Corporation  is organized is to engage in any lawful activity within the purposes for which corporations may be organized under Title 14A of the Act.

          THIRD: The total number of shares of all classes of stock which the Corporation shall have authority to issue is forty five million (45,000,000) shares. The Corporation is authorized to issue two classes of stock designated "Common Stock" and "Preferred Stock," respectively. The total number of shares of Common Stock authorized to be issued by the Corporation is forty million (40,000,000), each such share of Common Stock having a par value of $.01. The total number of shares of Preferred Stock authorized to be issued by the Corporation shall be five million (5,000,000), each such share of Preferred Stock having a par value of $.01, all of which is undesignated.

                    The undesignated Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby authorized, by adopting a resolution or resolutions and filing a certificate or certificates pursuant to the applicable provisions of the Act, to establish from time to time the number of shares to be included in each such series of Preferred Stock, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to the fixing or alteration of the dividend rights, dividend rate or rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock, or any of them, and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In the event the number of shares of any series shall be so decreased, the shares removed from such series by such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

          FOURTH:   The  address of  the registered  office of  the  Corporation shall be 499 Thornall Street, Edison, New Jersey 08837. The registered agent of the Corporation at its registered office shall be Rajkumar Koneru.

          FIFTH:    The number of  directors constituting  the  current Board of
Directors is three. The names and addresses of each of such directors is as follows:

                   Name                                 Address
               -------------------                 ------------

               Rajkumar Koneru                     c/o SeraNova, Inc.
                                                   499 Thornall Street
                                                   Edison, New Jersey 08837

               Nagarjun Valluripalli               c/o SeraNova, Inc.
                                                   499 Thornall Street
                                                   Edison, New Jersey 08837

               Ravi Singh                          c/o SeraNova, Inc.
                                                   499 Thornall Street
                                                   Edison, New Jersey 08837

          SIXTH: The following provisions are included for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Board of Directors and shareholders:

             (i) The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation, subject to any limitation thereof contained in the Bylaws. The shareholders also shall have the power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, except as set
                                        --------   -------
          forth below in clause (ii), in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation;

             (ii) in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of ARTICLE XI of the Bylaws of the Corporation entitled "INDEMNIFICATION AND INSURANCE."

             (iii) Upon the earlier of (i) the consummation of an initial public offering of securities of the Corporation under the Securities Act of 1933, as amended, or (ii) the registration of the Corporation's Common Stock under the

          Securities Exchange Act of 1934, as amended, shareholders of the Corporation may not take any action by written consent in lieu of a meeting.

             (iv) Special meetings of shareholders may be called at any time only by the President, the Chairman of the Board of Directors of the Corporation (if any) or a majority of the Board of Directors of the Corporation. Business transacted at any special meeting of shareholders shall be limited to matters relating to the purpose or purposes set forth in the notice of such special meeting.

             (v) The Board of Directors of the Corporation, when evaluating any offer of another party (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, merger, consolidation, or sale of all or substantially all of the assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors of the Corporation determines to be relevant, including, without limitation:

                    (1) the short term and long term interests of the Corporation and the Corporation's shareholders, including the possibility that these interests might be best served by the continued independence of the Corporation;

                    (2) whether the proposed transaction might violate federal or state laws;

                    (3) not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of the Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; and

                    (4) the social, legal and economic effects upon employees, suppliers, creditors, customers and others having similar relationships with the Corporation, upon the communities in which the Corporation operates its business and upon the economy of the state, region and nation.

          In connection with any such evaluation, the Board of Directors of the Corporation is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors of the Corporation may determine.

             (vi) in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend any provision of Article SIXTH of this Amended and Restated Certificate of Incorporation (other than clause (ii) of Article SIXTH).

             (vii) in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend any provision of clause (ii) of Article SIXTH or Article SEVENTH of this Amended and Restated Certificate of Incorporation.

          SEVENTH: No director or officer shall be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders, except that this provision shall not relieve a director or officer from liability for any breach of duty based on an act or omission (a) in breach of such person's duty of loyalty to the Corporation or its shareholders, (b) not in good faith or involving a knowing violation of law, or (c) resulting in receipt by such person of an improper personal benefit. No amendment to, expiration of or repeal of this Article shall have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment, expiration or repeal.

          IN WITNESS WHEREOF, the undersigned has signed this Amended and Restated Certificate of Incorporation on behalf of the Corporation this 25th day of January, 2000.



                                    SERANOVA, INC.



                                    By:  /s/ Rajkumar Koneru
                                         ---------------------------------------
                                         Rajkumar Koneru, Chairman,
                                           Chief Executive Officer and President

                                 SCHEDULE 2.1(b)
                            BY-LAWS OF SERANOVA, INC.

                                     BY-LAWS

                                       OF

                                 SERANOVA, INC.

                           (FORMERLY INFINIENT, INC.)

                                    ARTICLE I

                                     OFFICES

     1.01      Registered  Office:  The   initial  registered  office   of   the
               ------------------
Corporation shall be c/o Intelligroup, Inc., 499 Thornall Street, Edison, New Jersey 08837. The Board of Directors may change the registered office from time to time. 1.02 Other Offices: The Corporation may have such other offices either within or without the State of New Jersey as the Board of Directors may designate or as the business of the Corporation may require from time to time.

                                   ARTICLE II

                                      SEAL

     2.01      Seal:  The  corporate  seal shall be  in the form  adopted by the
               ----
Board of Directors and may be altered by them from time to time.

                                   ARTICLE III

                             SHAREHOLDERS' MEETINGS

     3.01      Place:  All  meetings  of the  shareholders  shall be held at the
               -----
registered office of the Corporation or at such other place or places, either within or without the State of New Jersey, as may from time to time be selected by the Board of Directors.

     3.02      Annual  Meetings:  The  annual meeting  of shareholders shall  be
               ----------------
held at such time as may be fixed by the Board of Directors. At that meeting the shareholders shall elect, by a plurality vote, a Board of Directors, and transact such other business as may properly come before the meeting.

     3.03      Special Meetings:  Special  meetings of  the shareholders  may be
               ----------------
called only by the President, the Chairman of the Board of Directors of the Corporation (if any) or by order of a majority of the Board of Directors. Such written request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purpose or purposes stated in the notice calling such meeting.

     3.04      Notice of Shareholders' Meetings:  Written  notice of  the  time,
               --------------------------------
place and purpose or purposes of every meeting of shareholders shall be given not less than ten or more than sixty days before the date of the meeting, either personally or by mail (to the last address appearing on the books of the Corporation), to each shareholder of record entitled to vote at the meeting and to each shareholder otherwise entitled to notice by law, unless a greater period of notice is required by statute in a particular case.

     When a meeting is adjourned to another time or place, it shall not be necessary to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. However, if after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to notice.

     3.05      Waiver of Notice:  Notice  of a meeting need  not be given to any
               ----------------
shareholder who signs a waiver of such notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by that shareholder.

     Whenever shareholders are authorized to take any action after the lapse of a prescribed period of time, the action may be taken without such lapse if such requirement is waived in writing, in person or by proxy, before or after the taking of such action, by every shareholder entitled to vote thereon as of the date of the taking of such action.

     3.06      Action by Shareholders  Without Meeting:
               ---------------------------------------

               (1) Any action required or permitted to be taken at a meeting of shareholders by statute or the Certificate of Incorporation or By-laws of the Corporation may be taken without a meeting if all the shareholders entitled to vote thereon consent thereto in writing, except that in the case of any action to be taken pursuant to Chapter 10 (concerning mergers, etc.) of the New Jersey Business Corporation Act (the "Act"), such action may be taken without a meeting only if all shareholders entitled to vote consent thereto in writing and the Corporation provides to all other shareholders the advance notification required by paragraph (2)(b) of this section.

               (2) Except as otherwise provided in the Certificate of Incorporation and subject to the provisions of this subsection, any action required or permitted to be taken at a meeting of shareholders by the Act, the Certificate of Incorporation, or By-laws, other than the annual election of Directors, may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voting.

                   (a) If any shareholder shall have the right to dissent from a proposed action, pursuant to Chapter 11 of the Act, the Board shall fix a date on which written consents are to be tabulated; in any other case, it may fix a date for tabulation. If no date is fixed, consents may be tabulated as they are received. No consent shall be counted which is received more than sixty days after the date of the Board action authorizing the solicitation of consents or, in a case in which consents, or proxies for consents, are solicited from all shareholders who would have been entitled to vote at a meeting called to take such action, more than sixty days after the date of mailing of solicitation of consents, or proxies for consents.

                   (b) Except as provided in paragraph (2) (c), the Corporation, upon receipt and tabulation of the requisite number of written consents, shall promptly notify all non-consenting shareholders, who would have been entitled to notice of a meeting to vote upon such action, of the action consented to, the proposed effective date of such action, and any conditions precedent to such action. Such notification shall be given at least twenty days in advance of the proposed effective date of such action in the case of any action taken pursuant to Chapter 10 of the Act, and at least ten days in advance in the case of any other action.

                   (c)  The  Corporation  need  not  provide  the   notification
required to be given by paragraph (2)(b) if it

                        (i) solicits written consents or proxies for consents from all shareholders who would have been entitled to vote at a meeting called to take such action, and at the same time gives notice of the proposed action to all other shareholders who would have been entitled to notice of a meeting called to vote upon such action;

                         (ii) advises all shareholders, if any, who are entitled to dissent from the proposed action, as provided in Chapter 11 of the Act, of their right to do so and to be paid the fair value of their shares; and

                         (iii) fixes a date for tabulation of consents not less than twenty days, in the case of any proposed action to be taken pursuant to Chapter 10 of the Act, or not less than ten days in the case of any other proposed action, and not more than sixty days after the date of mailing of solicitations of consents or proxies for consents.

                   (d) Any consent obtained pursuant to paragraph (2)(c) may be revoked at any time prior to the day fixed for tabulation of consents. Any other consent may be revoked at any time prior to the day on which the proposed action could be taken upon compliance with paragraph (2)(b). The revocation must be in writing and be received by the Corporation.

               (3)  Whenever  action  is  taken  pursuant to  subsection  (1) or
(2), the written consents of the shareholders consenting thereto or the written report of inspectors appointed to tabulate such consents shall be filed with the minutes or proceedings of shareholders.

               (4) In case the Corporation is involved in a merger, consolidation or other type of acquisition or disposition regulated by Chapters 10 and 11 of the Act, the pertinent provisions of the statute should be referred to and strictly complied with.

               (5) Notwithstanding the provisions of this Section 3.06, immediately following the consummation of an initial public offering under the Securities Act of 1933, as amended, or registration under the Securities Exchange Act of 1934, as amended, by the Corporation of any of its capital stock, shareholders of the Corporation may not take any action by written consent in lieu of a meeting.

     3.07      Fixing Record Date:
               ------------------

               (1) The Board may fix, in advance, a date as the record date for determining the Corporation's shareholders with regard to any corporate action or event and, in particular, for determining the shareholders who are entitled to
                    (a) notice of or to vote at any meeting of shareholders or any adjournment thereof;

                    (b)  give a written consent to any action without a meeting;
or

                    (c) receive payment of any dividend or allotment of any right.

The record date may in no case be more than sixty days prior to the shareholders' meeting or other corporate action or event to which it relates. The record date for a shareholders' meeting may not be less than ten days before the date of the meeting. The record date to determine shareholders to give a written consent may not be more than sixty days before the date fixed for tabulation of the consents or, if no date has been fixed for tabulation, more than sixty days before the last day on which consents received may be counted.

               (2)  If no record date is fixed,

                    (a) the record date for a shareholders' meeting shall be the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day next preceding the day on which the meeting is held; and

                    (b) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the Board relating thereto is adopted.

               (3) When a determination of shareholders of record for a shareholders' meeting has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date under this section for the adjourned meeting.

     3.08      Voting  Lists:  The officer or agent  having  charge of the stock
               -------------
transfer books for shares of the Corporation shall make a complete list of shareholders entitled to vote at a shareholders' meeting or any adjournment thereof. A list required by this section may consist of cards arranged alphabetically or any equipment which permits the visual display of the information required. Such list shall be arranged alphabetically within each class, series or group of shareholders maintained by the Corporation for convenience of reference, with the address of, and the number of shares held by, each shareholder; be produced (or available by means of a visual display) at the time and place of the meeting; be subject to the inspection of any shareholder for reasonable periods during the meeting; and be prima facie evidence of the identity of the shareholders entitled to examine such list or to vote at any meeting.

     If the requirements of this section have not been complied with, the meeting shall, on the demand of any shareholder in person or by proxy, be adjourned until the requirements are complied with. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting prior to the making of any such demand.

     3.09      Quorum:  Unless  otherwise   provided  in  the   Certificate   of
               ------
Incorporation or by statute, the presence of holders of shares (in person or by proxy) entitled to cast a majority of the votes at a meeting shall constitute a quorum at such meeting. The shareholders present in person or by proxy at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Less than a quorum may adjourn.

     Whenever the holders of any class or series of shares are entitled to vote separately on a specified item of business, the provisions of this section shall apply in determining the presence of a quorum of such class or series for the transaction of such specified item of business.

     3.10      Voting:  Each  holder  of shares  with  voting  rights  shall  be
               ------
entitled to one vote for each such share registered in his/her name, except as otherwise provided in the Certificate of Incorporation. Whenever any action, other than the election of Directors, is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, unless a greater plurality is required by statute or by the Certificate of Incorporation.

     Every shareholder entitled to vote at a meeting of shareholders or to express consent without a meeting may authorize another person or persons to act for him/her by proxy. Every proxy shall be executed in writing by the shareholder or his/her agent, except that a proxy may be given by a shareholder or his/her agent by telegram or cable or its equivalent. No proxy shall be valid for more than eleven months unless a longer time is expressly provided therein. Unless it is coupled with an interest, a proxy shall be revocable at will. A proxy shall not be revoked by the death or incapacity of the shareholder but such proxy shall continue in force until revoked by the personal representative or guardian of the shareholder. The presence at any meeting of any shareholder who has given a proxy shall not revoke such proxy unless the shareholder shall file written notice of such revocation with the Secretary of the meeting prior to the voting of such proxy.

     3.11      Election  of  Directors:  At  each  election  of  Directors every
               -----------------------
shareholder entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are Directors to be elected and for whose election he has a right to vote. Directors shall be elected by a plurality of the votes cast at the election, except as otherwise provided by the Certificate of Incorporation.

     Elections of Directors need not be by ballot unless a shareholder demands election by ballot at the election and before the voting begins.

     3.12      Inspectors  of  Election:  The  Board  may,  in  advance  of  any
               ------------------------
shareholders' meeting, or of the tabulation of written consents of shareholders without a meeting, appoint one or more inspectors to act at the meeting or any adjournment thereof or to tabulate such consents and make a written report thereof. If inspectors to act at any meeting of shareholders are not so appointed or shall fail to qualify, the person presiding at a shareholders' meeting may, and on the request of any shareholder entitled to vote there at shall, make such appointment.

     Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. No person shall be elected a Director in an election for which he has served as an inspector.

     3.13      Conduct of Meetings:
               -------------------

               (1) The President of the Corporation, and in the President's absence, the Vice President of the Corporation, shall preside at all meetings of shareholders. In the absence of the President and the Vice President, the shareholders present shall, by a simple majority vote, elect a chairman of the meeting.
               (2) The Secretary of the Corporation shall act as Secretary of all meetings of shareholders; in the Secretary's absence, the chairman presiding at any such meeting shall appoint a person to act as secretary of the meeting.

                                   ARTICLE IV

                                    DIRECTORS

     4.01      Number of  Directors:  The number of  Directors constituting  the
               --------------------
entire Board shall be one or such greater number as shall be set by the vote of a majority of the Board of Directors then authorized to hold office. A Director shall be at least eighteen years of age and need not be a United States citizen or resident of this State or a shareholder in the Corporation. Each Director shall be elected by the shareholders, at the annual meeting of shareholders of the Corporation, and shall be elected for the term of one year, and until his successor shall be elected and shall qualify.

     4.02      Term of  Directors:  The  Directors named in the  Certificate  of
               ------------------
Incorporation shall hold office until the first annual meeting of shareholders, and until their successors shall have been elected and qualified. At the first annual meeting of shareholders and at each annual meeting thereafter, the shareholders shall elect Directors to hold office until the next succeeding annual meeting. Each Director shall hold office for the term for which he/she is elected and until a successor shall have been elected and qualified.

     4.03      Removal  of  Directors:  Unless   otherwise   provided   in   the
               ----------------------
Certificate of Incorporation, any or all of the Directors of the Corporation may be removed with or without cause by the shareholders by the affirmative vote of the majority of all shares then entitled to vote for the election of the Directors.

     4.04      Quorum  of Board of Directors and Committees; Action of Directors
               -----------------------------------------------------------------
Without a Meeting:
-----------------

               (1) The participation of Directors with a majority of the votes of the entire Board of Directors, or of any Committee thereof, shall constitute a quorum for the transaction of business.

               (2) Any action required or permitted to be taken pursuant to authorization voted at a meeting of the Board of Directors, or any Committee thereof, may be taken without a meeting if, prior or subsequent to such action, all members of the Board or such Committee, as the case may be, consent thereto in writing and such written consents are filed with the minutes of the proceedings of the Board or Committee.

     4.05      Place of Board of  Directors  Meeting:  Meetings  of the Board of
               -------------------------------------
Directors may be held either within or without the State of New Jersey, at such times and places as the Board of Directors shall determine.

     4.06      Annual Meeting:  An annual  meeting of the newly elected Board of
               --------------
Directors shall be held immediately following the annual meeting of shareholders (or immediately following any adjournment thereof) at the place of such annual meeting of shareholders, for the organization of such Board of Directors and for the transaction of any other business as may conveniently and properly be brought before such meeting.

     4.07      Meetings of the  Board of  Directors:
               ------------------------------------

               (1) Regular meetings of the Board of Directors may be held with or without notice. Special meetings of the Board of Directors shall be held upon notice to the Directors and may be called by the President upon at least one days notice to each Director either personally or by mail, wire, or telephone; special meetings shall be called by the President or Secretary in a like manner upon written request of one or more Directors. Notice of any meeting need not be given to any Director who signs a written waiver of notice, whether before or after the meeting. The attendance of any Director at a meeting, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute an effective waiver of notice by that Director. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

               (2) Where appropriate communication facilities are reasonably available, any or all Directors shall have the right to participate in all or any part of a meeting of the Board of Directors, or any Committee thereof, by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other.

     4.08      Adjournment:  A majority  of the  Directors  present,  whether or
               -----------
not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given to all Directors who were absent at the time of the adjournment. Notice of an adjourned meeting need not be given to any Directors who were present at the time of the adjournment only if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten days in any one adjournment.

     4.09      Powers  of  Directors:  The Board  of Directors  shall manage  or
               ---------------------
direct the management of the business and affairs of the Corporation. In addition to the powers and authorities expressly conferred upon them by these By-laws, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by these By-laws directed or required to be exercised or done by the shareholders.

     4.10      Compensation of Directors:  The Board,  by the  affirmative  vote
               -------------------------
of a majority of Directors in office and irrespective of any personal interest of any of them, shall have authority to establish reasonable compensation of Directors for services to the Corporation as Directors, officers or otherwise.

     4.11      Executive  Committees:  The  Board of  Directors,  by  resolution
               ---------------------
adopted by a majority of the entire Board, may appoint from among its members an executive committee and one or more other committees, each of which shall have one or more members. Each such committee shall have and may exercise all the authority delegated to it by the Board, except that no such committee shall make, alter or repeal any By-law of the Corporation; elect or appoint any Director, or remove any officer or Director; submit to shareholders any action that requires shareholders' approval; or amend or repeal any resolution theretofore adopted by the Board which by its terms is amendable or repealable only by the Board.

     Actions taken at a meeting of any such committee shall be reported to the Board at its next meeting following such committee meeting; except that, when the meeting of the Board is held within two days after the committee meeting, such report shall, if not made at the first meeting, be made to the Board at its second meeting following such committee meeting.

                                    ARTICLE V

                                    OFFICERS

     5.01      Officers:  The  officers of the  Corporation  shall  consist of a
               --------
President, a Secretary, a Treasurer, and, if desired, a Chairman of the Board, one or more Vice Presidents, and such other officers as the Board deems appropriate. The officers shall be elected by the Board of Directors at its annual meeting and shall hold office for one year and until their successors are elected and have qualified, subject to earlier termination by removal or resignation. The Board may also choose such employees and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and shall perform such duties as from time to time shall be prescribed by the Board.

     Unless otherwise provided by law, the Certificate of Incorporation or these By-laws, any two or more offices may be held by the same person but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law or by these By-laws to be executed, acknowledged, or verified by two or more officers.

     5.02      Salaries:  The salaries of all officers,  employees and agents of
               --------
the Corporation shall be fixed by the Board of Directors.

     5.03      Removal:  Any  officer  elected  or  appointed  by the  Board  of
               -------
Directors may be removed by the Board with or without cause. An officer elected by the shareholders may be removed, with or without cause, only by vote of the shareholders but his authority to act as an officer may be suspended by the Board for cause.

     5.04      President:  The President shall be the chief executive officer of
               ---------
the Corporation; he/she shall preside at all meetings of the shareholders and Directors; he/she shall have general and active management of the business of the Corporation, shall see that all orders and resolutions of the Board are carried into effect, subject, however, to the right of the Directors to delegate any specific powers, except such as may be by statute exclusively conferred on the President, or to any other officer or officers of the Corporation. He/she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation. He/she shall be EX-OFFICIO a member of all committees, and shall have the general powers and duties of supervision and management usually vested in the office of President of the Corporation. He/she shall present a report of the condition of the business of the Corporation at each annual meeting of the shareholders and the Board of Directors.

     5.05      Vice  President:  The Vice President,  if one has been appointed,
               ---------------
shall be vested with all the powers and be required to perform all the duties of the President in his/her absence or refusal to act. He/she shall also exercise such powers and perform such duties as may be properly delegated by the President or the Board of Directors.

     5.06      Chairman of the Board: The Chairman of the Board, if one has been
               ---------------------
appointed, shall exercise such powers and perform such duties as shall be provided in the resolution proposing that a Chairman of the Board be elected.

     5.07      Secretary:  The Secretary shall keep full minutes of all meetings
               ---------
of the shareholders and Directors; he/she shall be EX-OFFICIO Secretary of the Board of Directors; he/she shall attend all sessions of the Board, shall act as clerk thereof, and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required. He/she shall give or cause to be given, notices of all meetings of the shareholders of the Corporation and the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he/she shall be.

     5.08      Chief Financial Officer:  The Chief Financial Officer shall keep,
               -----------------------
or cause to be kept, the books and records of account of the Corporation. The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated from time to time by resolution of the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and the Board, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed from time to time by the Board or as the President may from time to time delegate.

     5.09      Treasurer:  The Treasurer shall  keep full and  accurate accounts
               ---------
of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors. He/she shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and Directors, at the regular meetings of the Board, or whenever they may require it, an account of all his/her transactions as Treasurer and of the financial condition of the Corporation, and shall submit a full financial report at the annual meeting of the shareholders.

     5.10      Assistant  Secretary   or  Assistant  Treasurer:  Any   Assistant
               -----------------------------------------------
Secretary or Assistant Treasurer, if one has been appointed, shall be vested with all the powers and be required to perform all the duties of the Secretary or Treasurer, respectively, in his/her absence or refusal to act. He/she shall also exercise such powers and perform such duties as may be properly delegated by the President or the Board of Directors.

                                   ARTICLE VI

                                    VACANCIES

     6.01      Directors:  Any  directorship  not filled  at the annual meeting,
               ---------
any vacancy, however caused, occurring in the Board, and newly created directorships resulting from an increase in the authorized number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors even though less than a quorum of the Board, or by a sole remaining Director. A Director so elected by the Board shall hold office until his successor shall have been elected and qualified. If, for any reason, the Corporation shall at any time have no Directors then in office, any shareholder may call a special meeting of shareholders for the election of Directors and, over his/her signature, shall give notice of such meeting in accordance with these By-laws.

     6.02      Officers:  Any  vacancy  occurring among  the  officers,  however
               --------
caused,  shall be filled  by the  Board of  Directors.

     6.03      Resignations: Any Director or other officer may resign by written
               ------------
notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as shall be specified in the notice of resignation.

                                   ARTICLE VII

                               SHARE CERTIFICATES

     7.01      Certificates:  The share certificates of the Corporation shall be
               ------------
in such form as the Board of Directors may from time to time prescribe and shall be numbered consecutively and registered in the transfer records of the Corporation as they are issued. When issued, they shall bear the holder's name, the number of shares, the date of issue, and shall be signed by the President of the Corporation. The Share certificates may also be countersigned by the Secretary of the Corporation and may be sealed with the corporate seal or a facsimile thereof. Any or all signatures upon a certificate may be a facsimile.

     7.02      Uncertificated  Shares:  The Board of Directors  may provide that
               ----------------------
some or all of the shares of any class or series shall be represented by uncertificated shares. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates as provided in Chapter 7 of the Act.

     7.03      Transfer of Shares:  Upon  surrender  to the  Corporation  or the
               ------------------
transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer shall be entered on the transfer book of the Corporation which shall be kept at its principal office. No transfer shall be made within fifteen days next preceding the annual meeting of shareholders.

     7.04      Fractional Shares. The Corporation may, but shall not be required
               -----------------
to, issue certificates for fractions of a share where necessary to effect authorized transactions, or the Corporation may pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or it may issue scrip in registered or bearer form over the manual or facsimile signature of an officer of the Corporation or of its agent, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a shareholder except as therein provided.

     7.05      Loss of Certificates: In the event that a share certificate shall
               --------------------
be lost, destroyed or mutilated, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

                                  ARTICLE VIII

                               BOOKS AND ACCOUNTS

     8.01      Records:  The Corporation shall keep books and records of account
               -------
and minutes of the proceedings of the shareholders, Board of Directors and executive committee, if any. Such books, records and minutes may be kept outside this State. The Corporation shall keep at its principal office, its registered office, or at the office of its transfer agent, a record or records containing the names and addresses of all shareholders, the number, class and series of shares held by each and the dates when they respectively became the owners of record thereof. Any of the foregoing books, minutes or records may be in written form or in any other form capable of being converted into readable form within a reasonable time.

     8.02      Inspection:  Any person  who shall  have  been a  shareholder  of
               ----------
record of the Corporation for at least six months immediately preceding his demand, or any person holding, or so authorized in writing by the holders of, at least five percent of the outstanding shares of any class or series, upon at least five days written demand shall have the right for any proper purpose to examine in person or by agent or attorney, during usual business hours, the minutes of the proceedings of the shareholders and record of shareholders and to make extracts therefrom at the places where the same are kept.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     9.01      Monetary Disbursements: All checks or demands for money and notes
               ----------------------
of the Corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

     9.02      Fiscal Year: The Board of Directors shall be authorized to choose
               -----------
the initial fiscal year of the Corporation, and to change that fiscal year from time to time.

     9.03      Dividends:  The Board of Directors  may declare and pay dividends
               ---------
upon the outstanding shares of the Corporation from time to time and to such extent as they deem advisable, in the manner and upon the terms and conditions provided by statute and the Certificate of Incorporation.

     9.04      Reserve:  Before  payment of any dividend  there may be set aside
               -------
such sum or sums as the Directors, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interests of the Corporation, and the Directors may abolish any such reserve in the manner in which it was created.

     9.05      Giving Notice: Whenever written notice is required to be given to
               -------------
any person, it may be given to such person, either personally or by sending a copy thereof through the mail. If notice is given by mail, the notice shall be deemed to be given when deposited in the mail addressed to the person to whom it is directed at his last address as it appears on the records of the Corporation, with postage pre-paid thereon. Such notice shall specify the place, day and hour of the meeting and, in the case of a shareholders' meeting, the general nature of the business to be transacted.

     In computing the period of time for the giving of any notice required or permitted by statute, or by the Certificate of Incorporation or these By-laws or any resolution of Directors or shareholders, the day on which the notice is given shall be excluded, and the day on which the matter noticed is to occur shall be included.

     9.06      Loans to Directors,  Officers or Employees:  The Corporation  may
               ------------------------------------------
lend money to, or guarantee any obligation of, or otherwise assist, any Director, officer or employee of the Corporation or of any subsidiary, whenever it may reasonably be expected to benefit the Corporation.

     9.07      Disallowed  Compensation:  Any  payments  made to an  officer  or
               ------------------------
employee of the Corporation as salary, commission, bonus, interest or rent, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or employee to the Corporation to the full extent of such disallowance. It shall be the duty of the Directors, as a Board, to enforce payment of each such amount disallowed. In lieu of payment by the officer or employee, subject to the determination of the Directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.

                                    ARTICLE X

                                   AMENDMENTS

     10.01     Amendments:  The  Board of  Directors  shall have power to adopt,
               ----------
amend or repeal these By-laws. By-laws adopted by the Board of Directors may be repealed or changed, and new

By-laws made, by the shareholders, and the shareholders may prescribe that any By-law made by them shall not be altered, amended or repealed by the Board of Directors. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-laws of the Corporation, subject, however, to any limitation thereof contained in these By-laws. The shareholders also shall have the power to adopt, amend or repeal the By-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the By-laws of the Corporation; and provided further that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of ARTICLE XI of the By-laws of the Corporation entitled "INDEMNIFICATION AND INSURANCE."

                                   ARTICLE XI

                          INDEMNIFICATION AND INSURANCE

     11.01     Indemnification:   The  Corporation  shall  indemnify  and   hold
               ---------------
harmless, to the fullest extent permitted by law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action or suit, whether or not by or in the right of the Corporation, or proceeding, whether civil, criminal, administrative or investigative (collectively, a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss, including judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement, incurred, suffered or paid by or on behalf of such person, and expenses (including attorneys' fees) reasonably incurred by such person.

     11.02     Payment of  Expenses:  The  Corporation  shall  pay the  expenses
               --------------------
(including attorneys' fees) incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a Director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Director or officer to repay all amounts advanced if it should be ultimately determined that the Director or officer is not entitled to be indemnified under this Article or otherwise.

     11.03     Claims:  The  right to  indemnification  and  payment of expenses
               ------
under the Certificate of Incorporation, these By-laws or otherwise shall be a contract right. If a claim for indemnification or payment of expenses under this
Article is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

     11.04     Non-Exclusivity of Rights: The rights conferred  on any person by
               -------------------------
this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of shareholders or disinterested Directors or otherwise.

     11.05     Other Indemnification:  The Corporation's  obligation, if any, to
               ---------------------
indemnify any person who was or is serving at its request as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

     11.06     Insurance:  The Board  of Directors may cause the  Corporation to
               ---------
purchase and maintain insurance on behalf of any person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

     11.07     Amendment or Repeal:  Any repeal or modification of the foregoing
               -------------------
provisions of this Article XI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                 * * * * * * * *

                                SCHEDULE 3.1(xi)
                         OPINION OF ARTHUR ANDERSEN LLP
                        RELATING TO TAX-FREE DISTRIBUTION

March 3, 2000


Board of Directors
Intelligroup, Inc.
499 Thornall Street
Edison, New Jersey 08837


Dear Ladies and Gentlemen:

You have requested our opinion as to certain U.S. federal income tax consequences under the Internal Revenue Code of 1986, as amended ("the Code"), resulting from the proposed contribution (the "Contribution") of the "Internet Solutions Group Division" by Intelligroup, Inc. ("ITIG") to SeraNova, Inc. ("SeraNova") followed by the distribution by ITIG of SeraNova stock pro rata to the shareholders of ITIG (the "Distribution") under Sections 368(a)(1)(D) and 3551 pursuant to a plan described in the Contribution Agreement and the Distribution Agreement dated January 1, 2000 (the "Principal Agreements").2 All other terms used herein and not otherwise defined have the meanings ascribed to them in the Principal Agreements.

In rendering our opinion, we have assumed that the Contribution and the Distribution will occur in accordance with the Principal Agreements, and that there are no other formal or informal arrangements between ITIG, any parties to the Distribution, any parties to the Principal Agreements, or any shareholders thereof. In addition, we have assumed the due authorization, execution and delivery by each party thereto of all documents, the genuineness of all signatures, the authority of all persons signing such documents on behalf of each party thereto, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals and the conformity to the original document of any document submitted to us as a certified, conformed, or photostat copy. Further, we have relied on and assumed to be accurate, as of the date hereof and as of the date of the Distribution, and without further inquiry (and without limitation as to knowledge and belief), the certifications and representations made by, and on behalf of, ITIG, SeraNova, and the stockholders, and all other parties contained in the representation letter addressed to us. We have not audited or otherwise attempted to verify the accuracy or completeness of any of the foregoing.



          (a)  Premise of Opinion


Our opinion is limited to the federal income tax matters addressed herein, and no other opinions are rendered with respect to other federal tax matters or to any issues arising under the tax laws of any

--------
1 Unless otherwise indicated, all section references are to the Internal Revenue Code and the Treasury Regulations promulgated thereunder.
2 The term Principal Agreements refers to the Contribution Agreement dated January 1, 2000 and the Distribution Agreement dated January 1, 2000. Any reference to the "Principal Agreements" also includes Registration Statement filed on Form 10 by SeraNova with the Securities and Exchange Commission on January 27, 2000.

foreign country, state, or locality. The opinion expressed herein is based on our interpretation of the Code, income tax regulations thereunder, court decisions, rulings and procedures issued by the Internal Revenue Service (the "Service") as of the date of this letter, and other authorities that we deemed relevant. Should there be any change, including any change having retroactive effect, in the Code, the regulations and rulings issued thereunder, judicial interpretations thereof, or in current understanding and interpretation of tax accounting practices, the opinion expressed herein would necessarily have to be reevaluated in light of any such changes. Additionally, should any of the representations or facts set forth herein prove to be either incomplete or inaccurate, as of the date hereof, our opinion may change. We have no responsibility to update our opinion for changes in facts, assumptions, representations, or technical authorities that arise after the date of our tax opinion.

We have not considered any non-income tax or any state, local, foreign, or other income tax consequences, and therefore we express no opinion regarding the treatment that would be accorded the Distribution for such purposes. We also express no opinion on non-tax issues, such as corporate or securities law matters, including whether any tax disclosures included in documents made available to the shareholders of ITIG or the public are adequate within the requirements of the securities or corporate laws that govern the issuance of such documents and disclosures. Further, our opinion does not address the potential tax ramifications to the parties named herein or the stockholders of any transaction other than the Distribution and Contribution described herein. Our opinion does not address the tax consequences of the Distribution to a ITIG stockholder that has a special status, including insurance companies; tax-exempt entities; financial institutions or broker-dealers; foreign corporations; estates and trusts not subject to U.S. federal income tax on their income regardless of source; persons who are not citizens or residents of the United States; and persons who acquired their ITIG common stock as a result of the exercise of an employee stock option, pursuant to an employee stock purchase plan, or otherwise as compensation.

Opinion
-------

We are of the opinion, based upon our interpretation of the Code, the Treasury regulations, existing administrative and judicial interpretations thereof and the foregoing facts, information, assumptions and representations, all assumed to be accurate as of the date hereof, that for U.S. federal income tax purposes:

1. The transfer by ITIG to SeraNova of the assets of the Internet Solutions Group Division in exchange for all the stock of SeraNova, plus the assumption by SeraNova of liabilities associated with the Internet Solutions Group Division, followed by the pro rata distribution of all of the stock of SeraNova to ITIG's shareholders should qualify as a reorganization within the meaning of Section 368(a)(1)(D) of the Code. ITIG and SeraNova should each be a "party to the reorganization" within the meaning of Section 368(b).

2. ITIG should recognize no gain or loss on the transfer of assets to, and the assumption of the liabilities referred to above by, SeraNova in exchange for the stock of SeraNova. Sections 361(a) and 357(a) of the Code.

3. SeraNova should recognize no gain or loss on the receipt of the assets from ITIG in exchange for SeraNova stock. Section 1032(a) of the Code.

4. SeraNova's basis in the assets received from ITIG should be equal to the basis of such assets in the hands of ITIG immediately before such transfer.
     Section 362(b) of the Code.

5. SeraNova's holding period of each asset received from ITIG should include the period during which ITIG held such asset. Section 1223(2) of the Code.

6. ITIG should recognize no gain or loss upon its distribution of all the SeraNova stock to the ITIG shareholders. Section 361(c)(1) of the Code.

7. The ITIG shareholders should recognize no gain or loss (and no amount should be included in the income of the ITIG shareholders) upon the receipt of SeraNova stock in the Distribution. Section 355(a)(1) of the Code.

8. The aggregate basis of the ITIG stock and the SeraNova stock in the hands of each ITIG shareholder after the Distribution should be the same as the aggregate basis of the ITIG stock held by each ITIG shareholder immediately before the Distribution, allocated between the ITIG stock and the SeraNova stock in proportion to the fair market value of each in accordance with Treas. Reg. ss.1.358-2(a)(2). Section 358(a)(1), (b)(2), and (c) of the
     Code.

9. The holding period of the SeraNova stock received by the each ITIG shareholder should include the period that the ITIG shareholder has held the ITIG stock as of the date of the Distribution, provided that the ITIG stock is held as a capital by such shareholder on the date of the Distribution. Section 1223(1) of the Code.

10. As provided in section 312(h), proper allocation of earnings and profits between ITIG and SeraNova should be made in accordance with Treas. Reg. ss. 1.312-10(a).

This opinion is not binding on the Service, and there can be no assurance that the Service will not take positions contrary to the opinion expressed herein. However, if the Service challenges the tax treatment of the Distribution, the opinion expressed herein reflects our assessment of the probable outcome of litigation based solely on an analysis of the existing tax authorities relating to the issues that are the subject of this opinion.

This opinion is solely for the benefit of ITIG, SeraNova, and their stockholders and is not intended to be relied upon by any other party. Except to the extent expressly permitted hereby, and without the prior written consent of this firm, our opinion may not be quoted in whole or in part, or otherwise referred to in any documents or delivered to any person or entity. Any such authorized other party receiving a copy of our opinion must consult and rely upon the advice of their own counsel, accountant, or other advisor.


Very truly yours,

ARTHUR ANDERSEN LLP



By
    Richard D. Moriarty

                                  SCHEDULE 8.8

                              SURVIVING AGREEMENTS

     1.   Distribution Documents